Goodwill	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

Note 9 — Goodwill

For the six months ended June 30, 2021, there was no change in the carrying amount of goodwill.

The Company utilized the simplified test for goodwill impairment. The amount recognized for impairment is equal to the difference between the carrying value and the asset’s fair value. The valuation methods used in the quantitative fair value assessment was a discounted cash flow method and required management to make certain assumptions and estimates regarding certain industry trends and future profitability of our reporting units.

Note 10 — Goodwill

The changes in the carrying amount of goodwill for the year ended December 31, 2020 consisted of the following:

Total
Balance, January 1, 2019	$9,736,510
Acquisition of Uber Mom	98,613
Impairment	(4,443,000)
Balance, December 31, 2019	5,392,123
Acquisition of TBD Safety, LLC	591,729
Balance, December 31, 2020	$5,983,852

The Company recorded an impairment charge of $0 and $4,443,000 for the years ended December 31, 2020 and 2019, respectively, related to our annual impairment assessment. The impairment was a result of decreased profitability as compared to anticipated profitability in our businesses acquired in 2018. The Company utilized the simplified test for goodwill impairment. The amount recognized for impairment is equal to the difference between the carrying value and the asset’s fair value. The valuation methods used in the quantitative fair value assessment was a discounted cash flow method and required management to make certain assumptions and estimates regarding certain industry trends and future profitability of our reporting units.

Vinco Ventures, Inc. and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS